UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549




                             FORM 8-K



                          CURRENT REPORT



        PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
                       EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 1, 2005 (May 31, 2005)


                     MDU Resources Group, Inc.
      (Exact name of registrant as specified in its charter)



        Delaware                 1-3480            41-0423660
(State or other jurisdiction  (Commission       (I.R.S. Employer
    of incorporation)          File Number)    Identification No.)




                        Schuchart Building
                      918 East Divide Avenue
                           P.O. Box 5650
                 Bismarck, North Dakota 58506-5650
             (Address of principal executive offices)
                            (Zip Code)

  Registrant's telephone number, including area code (701) 222-7900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   - Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   - Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   - Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   - Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01.  Other Events.

As previously disclosed, Fidelity Exploration & Production Company (Fidelity), a subsidiary of MDU Resources Group, Inc. (Company), has been named as a defendant in, and/or certain of its operations are or have been the subject of, more than a dozen lawsuits filed in connection with its coalbed natural gas development in the Powder River Basin in Montana and Wyoming. In consolidated suits filed in the United States District Court for the District of Montana (Montana Federal District Court), the Northern Plains Resource Council and the Northern Cheyenne Tribe asserted that further development by Fidelity and others of coalbed natural gas operations in Montana should be enjoined until the Bureau of Land Management (BLM) completes a supplemental environmental impact statement (SEIS) that takes into account the phased development of this natural resource in the region. The Company has estimated that it could take approximately eighteen months to two years for the BLM to complete the SEIS.

On April 5, 2005, the Montana Federal District Court issued a limited injunction which ordered, among other things, that while the SEIS is being prepared, the BLM is enjoined from approving applications for permits to drill (APDs) on federal leases outside of a defined geographic area and that within this geographic area the BLM is required to limit the number of production-related APDs to keep the total number of federal, state and private wells to a maximum of 500 new wells per year.

The Northern Cheyenne Tribe and the Northern Plains Resource Council appealed the Montana Federal District Court's decision to the 9th Circuit Court of Appeals (9th Circuit), and on May 31, 2005, the 9th Circuit granted those parties' motions for an injunction pending appeal. Under the terms of this injunction, and pending further order of the 9th Circuit, the BLM is enjoined from approving any coalbed natural gas production projects in the Powder River Basin of Montana. Further, Fidelity is enjoined from drilling any additional wells in its Montana Coal Creek Project and from constructing any infrastructure necessary to produce and transport coalbed natural gas from the Coal Creek Project's existing wells.

The Company is studying the potential effects of the injunction issued by the 9th Circuit, including its impact upon 2005 earnings. Based on its preliminary analysis, the Company believes that the injunction could cause a reduction in the number of new coalbed natural gas wells that Fidelity has planned to drill in Montana during 2005 and in the overall coalbed natural gas production levels previously estimated for 2005.

A related press release issued by the Company on June 1, 2005 is incorporated by reference herein and is attached as Exhibit 99.


Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits

          99   Press Release issued June 1, 2005



                             SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            MDU RESOURCES GROUP, INC.

Date   June 1, 2005         BY  /s/ Vernon A. Raile
                                Vernon A. Raile
                                Senior Vice President and
                                  Chief Accounting Officer




                           EXHIBIT INDEX

Exhibit Number                      Description of Exhibit

   99                               Press release issued June 1, 2005